UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K/A
                                (Amendment No. 1)
                               -------------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 30, 2004

                      Fortune Diversified Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                         (State or Other Jurisdiction of
                         Incorporation or Organization)


  0-19049                                                         74-2504501
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  (Commission                                               (IRS Employer
  File Number)                                           Identification No.)

                6402 Corporate Drive, Indianapolis, Indiana 46278
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (317) 532-1374


                                       N/A
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   (Former Name, Address and Former Fiscal Year, if Changed Since Last Report)


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Fortune Diversified Industries, Inc.
SEC Form 8-K/A

General:

On April 30, 2004 Registrant completed its acquisition of James H. Drew Corporation ("JH Drew") pursuant to a Stock Purchase Agreement dated April 30, 2004 by and between Fortune Diversified Industries, Inc. (FDVI) and Cemex, Inc. (Cemex). JH Drew is a specialty contractor in the field of infrastructure, including fiber optic, smart highway systems, guardrail, wireless communications, and fabrications of structural steel. The Stock Purchase Agreement's terms include, among other things, the exchange of all of the outstanding shares of James H. Drew Corporation ("JH Drew") for $11,500,000 in cash paid by Registrant. The $11,500,000 purchase price is subject to certain adjustments based on the current assets and current liabilities of JH Drew and its wholly-owned subsidiary, Tennessee Guardrail, Inc.; those adjustments are further specified in the Stock Purchase Agreement and remain under negotiation between FDVI and Cemex on the date of this filing. In calculating the purchase price the parties considered, among other factors: JH Drew's consolidated accounts receivable, costs and estimated earnings in excess of billings on uncompleted contracts, inventories, accounts payable and other current assets and current liabilities. The funds constituting the purchase price were derived from the combination of a loan from Fifth Third Bank and a loan to FDVI from its Chief Executive Officer and shareholder Carter M. Fortune. FDVI intends for JH Drew, as a wholly-owned subsidiary of FDVI, to continue to operate as it did prior to the acquisition.

Subsequent to consummation of the purchase, FDVI filed a Form 8-K with the Securities and Exchange Commission within the 15-day time period prescribed by that Form. Pursuant to the instructions to Form 8-K, the Registrant indicated that certain financial information required by Item 7 of Form 8-K was not available at that time, and that, in accordance with Item 7 of Form 8-K, such financial information would be filed by an amendment to the Form 8-K within the 60-day time period provided in the instructions to Item 7. The sole purpose of this Amendment No. 1 to Form 8-K dated May 14, 2004 is to file such required financial information. Accordingly, Item 7 is hereby amended and restated in its entirety to read as follows:

Item 7.     Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements listed below are filed as part of this report. The financial statements listed in Item 7(a) are included in this Report as Exhibit
7.1 and 7.2 hereto, which follows the signature page of this Report.

Exhibit 7.1 Audited Consolidated Financial Statements of James H. Drew Corporation and Subsidiary for the Years Ended December 31, 2003 and 2002

Independent Auditors' Report..................................................1

Consolidated Financial Statements
    Balance Sheets............................................................2
    Statements of Income......................................................3
    Statements of Shareholders' Equity........................................4
    Statements of Cash Flows..................................................5
    Notes to Financial Statements.............................................6

Exhibit 7.2 Unaudited Interim Consolidated Financial Statements of James H. Drew Corporation and Subsidiary for the Four-Months Ended April 29, 2004 and 2003

Consolidated Financial Statements
    Balance Sheets............................................................1
    Statements of Operations and Retained Earnings............................2
    Statements of Cash Flows..................................................3
    Notes to Financial Statements.............................................4

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(b) Pro forma financial information of the consolidated financial statements of
Fortune Diversified Industries, Inc. and James H. Drew Corporation and
Subsidiary

The pro forma consolidated financial statements listed below are filed as part of this report. The pro forma consolidated financial statements listed in Item 7(b) are included in this Report as Exhibit 7.3 hereto.

Exhibit 7.3 Pro forma financial information of the consolidated financial statements of Fortune Diversified Industries, Inc. and James H. Drew Corporation and Subsidiary

Basis of Preparation..........................................................1

Financial Statements
    Pro forma consolidated balance sheet that assumes the combination occurred on February 29, 2004..........................................2
    Pro forma consolidated statement of operations for the twelve months ended August 31, 2003, which combines FDVI's results of operations for the twelve months ended August 31, 2003, with JH Drew's results of operations for the twelve months ended August 31, 2003 ................3
    Pro forma consolidated statement of operations for the six months ended February 29, 2004 that combines the unaudited results of operations of FDVI from the six-month period of September 1, 2003 to February 29, 2004 with JH Drew's results of operations for the six-month period of November 1, 2003 to April 29, 2004.................4
    Notes to ProForma Consolidated Financial Statements.......................5

(c)     Exhibits

Exhibit Number      Description
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Exhibit 7.1    Audited Consolidated Financial Statements of James H. Drew
               Corporation and Subsidiary for the Years Ended December 31, 2003 and 2002

Exhibit 7.2 Unaudited Interim Consolidated Financial Statements of James H. Drew Corporation and Subsidiary for the Four-Months Ended April 29, 2004 and 2003

Exhibit 7.3 Pro forma financial information of the consolidated financial statements of Fortune Diversified Industries, Inc. and James H. Drew Corporation and Subsidiary



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Fortune Diversified Industries, Inc.
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                                  (Registrant)

DATE:     July 14, 2004

                                        By:  /s/ Amy E. Gallo
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                                             Amy E. Gallo, principal
                                             financial officer (Controller)





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